THE COLONIAL FUND

                           Supplement to Prospectuses


Effective in mid-October, the following portfolio management changes occurred:

Daniel Rie and James P. Haynie ceased to be co-managers of the Fund.

John E. Lennon, a Vice President of Colonial Management Associates, Inc., was named as a co-manager of the Fund. Mr. Lennon has managed or co-managed various other Colonial equity funds since 1982.

In addition, the following other changes occurred during the month of October:

A new custodian was named for the Fund. The new Custodian is The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, NY
11245.

The Fund's Distributor changed its name to "Liberty Financial Investments, Inc." The Distributor's address and telephone number remain unchanged.


TF-36/494E-1197                                               November 26, 1997